UNITED STATES

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 12, 2006

Bovie Medical Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

734 Walt Whitman Road, Melville, New York   11747
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code
(631) 421-5452

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240. l4d- 2(b)

[ ] Pre-commencement communications pursuant to Rule 13 e-4( c) under the Exchange Act (17 CFR 240.13 e-4( c)

Item 8.01 OTHER EVENTS

SEE ATTACHED EXHIBIT

EXHIBITS:

Press release January 12, 2006 announcing acquisition of endoscopic modular instrument technology

BOVIE MEDICAL CORPORATION

By:/S/ANDREW MAKRIDES
ANDREW MAKRIDES
PRESIDENT